Supplement to the

Fidelity® Discovery Fund,
Fidelity Fifty®,
Fidelity Fund, and
Fidelity Growth & Income II Portfolio

Funds of Fidelity Hastings Street Trust

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2006

Effective February 1, 2007, Discovery Fund will be renamed Fidelity Growth Discovery Fund.

Effective February 1, 2007, the following information replaces similar information found in the "Management Contracts" section on page 30.

Management Fees. For the services of FMR under the management contract, Fidelity Fund and Growth & Income II each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Fidelity Fifty pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Fidelity Fifty's performance to that of the S&P 500.

For services of FMR under the management contract, Growth Discovery pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Growth Discovery's performance to that of a blend of the performance of the S&P 500 and the Russell 3000 Growth Index.

Effective February 1, 2007, the following information replaces similar information found in the "Management Contracts" section on page 32.

Computing the Performance Adjustment. The basic fee for Growth Discovery is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of a blend of the S&P 500 and the Russell 3000 Growth Index for Growth Discovery. The performance period consists of the most recent month plus the previous 35 months.

For the period prior to February 1, 2007, Growth Discovery compares its performance to the S&P 500 (Prior Index). For the period beginning February 1, 2007, Growth Discovery compares its performance to the Russell 3000 Growth Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Growth Discovery's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning February 1, 2007 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

If the Trustees determine that another index is appropriate for Growth Discovery, they may designate a successor index to be substituted.

Effective February 1, 2007, the following information replaces similar information found in the "Management Contract" section on page 32.

The records of the S&P 500 and Russell 3000 Growth Index for Growth Discovery are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the indexes. Because the adjustment to the basic fee is based on Growth Discovery's performance compared to the blended investment records of the S&P 500 and Russell 3000 Growth Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Fidelity Fifty's performance compared to the record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

HSTB-07-02 April 25, 2007
1.798959.107

Effective February 1, 2007 Adam Hetnarski no longer manages Fidelity Growth Discovery Fund. All references to Adam Hetnarski have been removed.

The following information supplements similar information found in the "Management Contracts" section on page 37.

Jason Weiner is the portfolio manager of Growth Discovery and receives compensation for his services. As of February 28, 2007, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the Russell 3000 Growth Index and the pre-tax investment performance of the fund within the Morningstar Large Cap Growth and Mid Cap Growth peer groups. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR Corp. and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Weiner as of February 28, 2007:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 13,135	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 434	none	none

* Includes Growth Discovery ($434 (in millions) assets managed).

As of February 28, 2007, the dollar range of shares of Growth Discovery beneficially owned by Mr. Weiner was none.